BROWN ADVISORY FUNDS
Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory − WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund
(each a “Fund” and collectively the “Funds”)

Supplement dated May 16, 2019
to the Prospectus dated October 31, 2018

This supplement serves as notification of, and provides information regarding, certain proposed changes to the Funds to be effective as of May 16, 2019 (the “Effective Date”).

1.  As of the Effective Date, the Prospectus section entitled “Your Account – How to Buy Shares – Purchase Through Financial Intermediaries” is amended by adding the following paragraph:

Institutional Shares may also be available on certain brokerage platforms.  An investor transacting in Institutional Shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in each Fund’s fee table or expense examples.

2.  As of the Effective Date, the following is added to the Prospectus section entitled “Your Account – Account and Transaction Policies”:

Share Class Conversion within Certain Intermediary Accounts. Investors who hold shares of a Fund through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their shares by their financial intermediary to another class of shares of the Fund having expenses (potentially including Rule 12b-1 fees) that may be higher than the expenses of their original class of shares. Investors should contact their financial intermediary to obtain information about their eligibility for the intermediary’s program, whether the intermediary prescribes any circumstances which may result in the type of share class conversion described herein, and the class of shares they would receive upon such a conversion. A conversion from one share class to another share class of the same Fund should generally not be a taxable exchange for Federal income tax purposes. Any such conversion by a financial intermediary will be made in accordance with the terms of the Prospectus, and investors would not be charged a redemption/exchange fee by the Fund in connection with such a conversion.

Investors should retain this supplement for future reference